Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

New Issue Marketing Materials

$1,124,278,500 (approximate +/-10%)

Thornburg Mortgage Securities Trust 2004-4

Wells Fargo Bank, N. A.
Master Servicer

Thornburg Mortgage Home Loans, Inc.
Mortgage Loan Seller

Bear, Stearns & Co. Inc.
RBS Greenwich Capital
Lehman Brothers Inc.
Underwriters

All Statistical Information based upon Information as of December 1, 2004

DRAFT December 09, 2004

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976           December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

$1,124,278,500 (approx.)
Thornburg Mortgage Securities Trust 2004-4
ARM and Hybrid ARM Mortgage Loans (CMT and LIBOR Indexed)

                                 Expected          Credit
              Certificate        Ratings        Enhancement    Interest Rate       Collateral                Certificate
  Class         Size (1)        S&P/Moodys        %age (2)          Type              Type                      Type
----------------------------------------------------------------------------------------------------------------------------------
                                                      Offered Certificates
----------------------------------------------------------------------------------------------------------------------------------
   I-A       $358,877,100          AAA             3.50%         LIBOR (3)             ARM             Group I Senior Floater
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
   II-A      $222,030,000          AAA             3.50%          WAC (5)          3/1 Hybrids      Group II Senior Pass Through
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
  III-A      $300,030,700          AAA             3.50%          WAC (7)          5/1 Hybrids      Group III Senior Pass Through
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
   IV-A        $87,377,700         AAA             3.50%          WAC (9)          7/1 Hybrids      Group IV Senior Pass Through
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
   V-A       $138,754,700          AAA             3.50%          WAC (11)        10/1 Hybrids       Group V Senior Pass Through
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
   B-1        $17,208,300           AA             2.00%          WAC (13)       Total Portfolio         Crossed Subordinate
----------------------------------------------------------------------------------------------------------------------------------
                                                       Not Offered Hereby
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
  I-A-X      Notional (4)          AAA             3.50%         Fixed (4)             ARM              Group I Interest Only
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
  II-A-X     Notional (6)          AAA             3.50%         Fixed (6)         3/1 Hybrids         Group II Interest Only
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
 III-A-X     Notional (8)          AAA             3.50%         Fixed (8)         5/1 Hybrids         Group III Interest Only
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
  IV-A-X     Notional (10)         AAA             3.50%         Fixed (10)        7/1 Hybrids         Group IV Interest Only
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
  V-A-X      Notional (12)         AAA             3.50%         Fixed (12)       10/1 Hybrids          Group V Interest Only
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
   B-2        $8,604,100            A              1.25%          WAC (13)       Total Portfolio         Crossed Subordinate
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
   B-3        $4,589,000           BBB             0.85%          WAC (13)       Total Portfolio         Crossed Subordinate
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
   B-4        $4,588,800            BB             0.45%          WAC (13)       Total Portfolio         Crossed Subordinate
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
   B-5        $1,720,800            B              0.30%          WAC (13)       Total Portfolio         Crossed Subordinate
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
   B-6        $3,441,937        Not Rated           ---           WAC (13)       Total Portfolio         Crossed Subordinate
----------- ---------------- ----------------- --------------- --------------- -------------------- ------------------------------
(1)	The Certificates Sizes are approximate and subject to a +/- 10% variance.

(2)	The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(3)	The Pass-Through Rate for the Class I-A Certificates will be a floating rate based on One-Month LIBOR plus [XX] %, subject to the lesser of (i) 11.00% and (ii) the Net Rate Cap (equal to the weighted average Net Rate of the Group 1 Mortgage Loans). On the first distribution date after the Optional Securities Purchase Date, the margin will double. The Class I-A Certificate will settle flat and accrue interest on a 30/360 basis.

(4)	The Class I-A-X Certificates will bear interest at a variable rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group I Mortgage Loans over (y) the Pass-Through Rate on the Class I-A Certificates, based on the notional amount equal to current principal amount of the Class I-A Certificates.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

(5)	Up to and including the payment date in October 2007, the Class II-A Certificates will bear interest at a fixed rate equal to 3.905%. After the distribution date in October 2007, the Class II-A Certificates will have a Pass-Through Rate equal the weighted average of the net rates of the Group II Mortgage Loans minus 0.15%.

(6)	Up to and including the distribution date in October 2007, the Class II-A-X Certificates will bear interest equal to the weighted average of the net rates of the Group II Mortgage Loans minus the Class II-A Certificate rate. After the distribution date in October 2007, the Class II-A-X Certificates will bear interest at a fixed rate equal to 0.15%. Class II-A-X will based on the notional amount equal to the current principal amount of the Class II-A Certificates.

(7)	Up to and including the distribution date in October 2009, the Class III-A Certificates will bear interest at a fixed rate equal to 4.330%. After the payment date in October 2009, the Class III-A Certificates will have a Pass-Through Rate equal the weighted average of the net rates of the Group III Mortgage Loans minus 0.25%.

(8)	Up to and including the distribution date in October 2009, the Class III-A-X Certificates will bear interest equal to the weighted average of the net rates of the Group III Mortgage Loans minus the Class III-A Certificate rate. After the distribution date in October 2009, the Class III-A-X Certificates will bear interest at a fixed rate equal to 0.25%. Class III-A-X will based on the notional amount equal to the current principal amount of the Class II-A Certificates.

(9)	Up to and including the distribution date in October 2011, the Class IV-A Certificates will bear interest at a fixed rate equal to 4.605%. After the payment date in October 2011, the Class IV-A Certificates will have a Pass-Through Rate equal the weighted average of the net rates of the Group IV Mortgage Loans minus 0.25%.

(10)	Up to and including the distribution date in October 2011, the Class IV-A-X Certificates will bear interest equal to the weighted average of the net rates of the Group IV Mortgage Loans minus the Class IV-A Certificate rate. After the distribution date in October 2011, the Class IV-A-X Certificates will bear interest at a fixed rate equal to 0.25%. Class IV-A-X will based on the notional amount equal to the current principal amount of the Class II-A Certificates.

(11)	Up to and including the distribution date in October 2014, the Class V-A Certificates will bear interest at a fixed rate equal to 4.735%. After the payment date in October 2014, the Class V-A Certificates will have a Pass-Through Rate equal the weighted average of the net rates of the Group V Mortgage Loans minus 0.25%.

(12)	Up to and including the distribution date in October 2014, the Class V-A-X Certificates will bear interest equal to the weighted average of the net rates of the Group V Mortgage Loans minus the Class V-A Certificate rate. After the distribution date in October 2014, the Class V-A-X Certificates will bear interest at a fixed rate equal to 0.25%. Class V-A-X will based on the notional amount equal to the current principal amount of the Class II-A Certificates.

(13)	The Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Pass-Through Rates of all Senior Certificates weighted in proportion to the results of subtracting the current principal amount of the related Class of Senior Certificates from the aggregate principal balance of each Mortgage Loan Group. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.279%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Seller:	Structured Asset Mortgage Investments II Inc.

Mortgage Loan Seller:	Thornburg Mortgage Home Loans, Inc.

Master Servicer:	Wells Fargo Bank, N. A.

Servicers:	Thornburg Mortgage Home Loans, Inc. (approximately 79%), First Republic (approximately 16%), Colonial National Bank (approximately 4%) and The Savannah Bank (less than 1%).

Trustee:	Deutsche Bank National Trust Company

Underwriter:	Bear, Stearns & Co. Inc.

Cut-off Date:	December 1, 2004

Closing Date:	December 22, 2004

Rating Agency:	Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service ("Moody's").

Legal Structure:	REMIC

Optional Clean Up Call:	10% cleanup call

Optional Securities Purchase:	Thornburg Mortgage, Inc. will have the option of purchasing the Certificates on the distribution date (the "Optional Securities Purchase Date") on which the aggregate principal balance of the Mortgage Loans is reduced to 20% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

Distribution Date:	25th of each month or next business day, commencing January 25, 2005.

Interest Accrual Period:	The "accrual period" for all of the Classes of Certificates except the Class I-A and Class I-A-X Certificates will be the calendar month preceding the month in which the distribution date occurs, beginning in January 2005. The "accrual period" for the Class I-A and Class I-A-X Cerificates will be the period from and including the preceding distribution date (or from the Closing Date with respect to the first distribution date) to and including the day prior to the current distribution date on an 30/360 basis. The trustee will calculate interest on the Class II-A, Class II-A-X, Class III-A, Class III-A-X, Class IV-A, Class IV-A-X, Class V-A and Class V-A-X and B Certificates on an 30/360 basis. Class I-A and Class I-A-X Certificates will settle flat on the Closing Date.

Form of Registration:	The Offered Certificates will be issued in book-entry form through DTC.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

ERISA:	The Offered Certificates are expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement. Prospective investors should review with their legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA:	The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Collateral Description:	As of December 1, 2004, the aggregate principal balance of the Mortgage Loans described herein is approximately $1.147 million. The Mortgage Loans are conventional, adjustable rate One-Month LIBOR, Six-Month LIBOR, One-Year LIBOR, One-Year CMT indexed mortgage loans including adjustable rate ("ARMS") and hybrid loans with original fixed rates with initial rate adjustments occurring either three, five, seven, or ten years after the date of origination ("Hybrid ARMs"). The Mortgage Loans are secured by first liens on one- to four-family residential properties. Approximately 94% (by principal balance) of the mortgage pool allow for payments of interest only for a specific term. After such interest only period, such mortgage loans will fully amortize over their remaining terms. The remaining approximately 6% of the mortgage loans fully amortize over their original term (generally 30-years).

Thornburg Mortgage, Inc. (the parent company of the Mortgage Loan Seller) has the obligation to purchase any mortgage loan the mortgage rate of which is modified or converted in accordance with the terms of the related note. In addition, the Mortgage Loan Seller has the option, but not the obligation, to repurchase and modify any mortgage loan for which the borrower has requested a modification that is not then permitted under the related mortgage note. Both such repurchase options are at Par plus accrued interest.

Below is a further summary of the collateral characteristics of the Mortgage Loans by each mortgage loan group and the total pool (expected, as of December 1, 2004):

---------- ---------------------- --------------- -------------- ----------------------- ----------------------
Group       Principal Balance      % of Pool       % of Group     Loan Type               Index
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
I           $     144,572,838         12.60%           38.87%    1 MO. ARM               1 MO. LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
I           $        8,992,085        0.78%            2.42%     1 Year ARM              1Year CMT
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
I           $     174,600,234         15.22%           46.95%    1 Year ARM              1 Year LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
I           $       43,728,255        3.81%            11.76%    6 MO. ARM               6 MO. LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
II          $       17,034,196        1.48%            7.40%     3/1 Hybrid              1 Year CMT
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
II          $     184,192,094         16.06%           80.05%    3/1 Hybrid              1 Year LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
II          $       28,856,666        2.52%            12.54%    3/6 Hybrid              6 MO. LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
III         $     115,877,292         10.10%           37.27%    5/1 Hybrid              1 Year CMT
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
III         $     167,245,046         14.58%           53.79%    5/1 Hybrid              1 Year LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
III         $       27,790,312        2.42%            8.94%     5/6 Hybrid              6 MO. LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
IV          $       19,806,349        1.73%            21.87%    7/1 Hybrid              1 Year CMT
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
IV          $       61,806,907        5.39%            68.26%    7/1 Hybrid              1 Year LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
IV          $        8,933,605        0.78%            9.87%     7/6 Hybrid              6 MO. LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
V           $       53,686,558        4.68%            37.34%    10/1 Hybrid             1 Year CMT
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
V           $       85,509,764        7.45%            59.47%    10/1 Hybrid             1 Year LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------
V           $        4,590,935        0.40%            3.19%     10/6 Hybrid             6 MO. LIBOR
---------- ---------------------- --------------- -------------- ----------------------- ----------------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

See the collateral description attached as Exhibit II for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of December 1, 2004. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%.

Underwriting Standards:	The Mortgage Loans were underwritten to the guidelines of the originators as more fully described in the prospectus supplement

Credit Enhancement:	Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Class B Certificates represent interests in all five Mortgage Loan Groups and provide credit enhancement for the Class A Certificates.

Cash-Flow Description:	Distributions on the Certificates will be made on the 25th day of each month (or the next business day). Distributions on the Senior Certificates will generally be made from the Available Funds of the related Loan Group. Distributions on the Class B Certificates will be made from Available Funds of all five Loan Groups. "Available Funds" for any distribution date and with respect to each Loan Group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such distribution date in respect of the Mortgage Loans in the related Loan Group, (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments and (4) under limited circumstances, certain prepayments allocated from the Available Funds of another Loan Group, net of (x) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Trustee and the Custodian and (y) investment earnings on amounts on deposit in the master servicer collection account and the distribution account. Available Funds for each Loan Group will be distributed according to the following priority:

Group I Available Funds
1.	Payments of interest to the holders of the Class I-A and Class I-A-X Certificates at rates equal to their respective Pass-Through Rates (as described on the cover page hereof); and

2.	Payments of principal to the holders of the Class I-A Certificates in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group I.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Group II Available Funds
1.	Payments of interest to the holders of the Class II-A and Class II-A-X Certificates at rates equal to their respective Pass-Through Rates (as described on the cover page hereof); and

2.	Payments of principal to the holders of the Class II-A Certificates in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group II.

Group III Available Funds
1.	Payments of interest to the holders of the Class III-A and Class III-A-X Certificates at rates equal to their respective Pass-Through Rates (as described on the cover page hereof); and

2.	Payments of principal to the holders of the Class III-A Certificates in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group III.

Group IV Available Funds
1.	Payments of interest to the holders of the Class IV-A and Class IV-A-X Certificates at rates equal to their respective Pass-Through Rates (as described on the cover page hereof); and

2.	Payments of principal to the holders of the Class IV-A Certificates in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group IV.

Group V Available Funds
1.	Payments of interest to the holders of the Class V-A and Class V-A-X Certificates at rates equal to their respective Pass-Through Rates (as described on the cover page hereof); and

2.	Payments of principal to the holders of the Class V-A Certificates in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group V.

Senior Optimal Principal Amount
With respect to a Loan Group is an amount generally equal to the sum of (i) the applicable Senior Percentage of the principal portion of scheduled payments on the applicable Mortgage Loans in the related Loan Group, (ii) the applicable Senior Prepayment Percentage of prepayments and net liquidation proceeds in respect of Mortgage Loans in the related Loan Group and (iii) the applicable Senior Prepayment Percentage of amounts received in respect of repurchased or applicable substituted Mortgage Loans in the related Loan Group.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Any Remaining Available Funds from all Loan Groups
1.	Payments of interest to the holders of the Class B Certificates, sequentially, in order of their numerical class designations, so that each such Class shall receive interest at a rate equal to its respective Pass-Through Rate (as described on the cover page hereof); and
2.	Payments of principal to the holders of the Class B Certificates, sequentially, in order of their numerical class designation, so that each such Class shall receive such Class' Allocable Share of the Subordinate Optimal Principal Amount.

Shifting Interest:	The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including [December 2011]. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to [December 2007], 20% or b) after [December 2007], 30%, then prepayments will be allocated among all certificates on a pro rata basis.

If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:	Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-6 Certificates, until the Certificate Principal Balance of each Subordinate Class has been reduced to zero.

Thereafter, Realized Losses on the Group I Mortgage Loans will be allocated to the Class I-A Certificates, Realized Losses on the Group II Mortgage Loans will be allocated to the Class II-A Certificates, Realized Losses on the Group III Mortgage Loans will be allocated to the Class III-A Certificates, Realized Losses on the Group IV Mortgage Loans will be allocated to the Class IV-A Certificates and Realized Losses on the Group V Mortgage Loans will be allocated to the Class V-A Certificates.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Exhibit I – Available Funds Cap Schedule

Assumes all indices go to 20% APR in the first period and prepayment speed of 25% CPR.

                                                              Effective
                                                               Coupon
                                                             Class I-A-1
                                    Distribution Date             (%)
                                    -----------------             ---
                                      25-Jan-05                  2.67
                                      25-Feb-05                  6.33
                                      25-Mar-05                  6.33
                                      25-Apr-05                  6.46
                                      25-May-05                  6.47
                                      25-Jun-05                  6.47
                                      25-Jul-05                  6.48
                                      25-Aug-05                  6.49
                                      25-Sep-05                  6.49
                                      25-Oct-05                  6.63
                                      25-Nov-05                  7.66
                                      25-Dec-05                  7.67
                                      25-Jan-06                  7.68
                                      25-Feb-06                  7.69
                                      25-Mar-06                  7.70
                                      25-Apr-06                  7.83
                                      25-May-06                  7.84
                                      25-Jun-06                  7.85
                                      25-Jul-06                  7.86
                                      25-Aug-06                  7.87
                                      25-Sep-06                  7.89
                                      25-Oct-06                  8.03
                                      25-Nov-06                  9.08
                                      25-Dec-06                  9.10
                                      25-Jan-07                  9.11
                                      25-Feb-07                  9.13
                                      25-Mar-07                  9.14
                                      25-Apr-07                  9.28
                                      25-May-07                  9.30
                                      25-Jun-07                  9.32
                                      25-Jul-07                  9.32
                                      25-Aug-07                  9.33
                                      25-Sep-07                  9.34
                                      25-Oct-07                  9.49
                                      25-Nov-07                 10.55
                                      25-Dec-07                 10.56
                                      25-Jan-08                 10.57
                                      25-Feb-08                 10.57
                                      25-Mar-08                 10.57
                                      25-Apr-08                 10.70
                                      25-May-08                 10.70
                                      25-Jun-08                 10.70
                                      25-Jul-08                 10.70
                                      25-Aug-08                 10.70
                                     25-Sept-08                 10.70
                                      25-Oct-08                 10.74
                                      25-Nov-08                 11.00
                                      25-Dec-08                 11.00
                                      25-Jan-09                 11.00
                                      25-Feb-09                 11.00
                                      25-Mar-09                 11.00
                                      25-Apr-09                 11.00
                                      25-May-09                 11.00
                                      25-Jun-09                 11.00
                                      25-Jul-09                 11.00
                                      25-Aug-09                 11.00
                                     25-Sept-09                 11.00
                                      25-Oct-09                 11.00
                                      25-Nov-09                 11.00
                                      25-Dec-09                 11.00
                                      25-Jan-10                 11.00
                                      25-Feb-10                 11.00
                                      25-Mar-10                 11.00
                                      25-Apr-10                 11.00
                                      25-May-10                 11.00
                                      25-Jun-10                 11.00
                                      25-Jul-10                 11.00

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of December 1, 2004

Exhibit II – Collateral Summary

  ---------------------------- -------------- -------------- -------------- -------------- -------------- ----------------
  Loan Characteristic             Group I       Group II       Group III      Group IV        Group V          Total
  ---------------------------- -------------- -------------- -------------- -------------- -------------- ----------------
      Expected Pool Balance          371,893,413    230,082,956    310,912,650     90,546,862    143,787,256
                                                                                                              1,147,223,1377
      Average Balance                    536,643        445,035        520,792        461,974        697,996          519,340
      % Conforming Balances               18.73%         28.57%         22.18%         23.73%         12.65%           21.27%
      ---------------------------- -------------- -------------- -------------- -------------- -------------- ----------------
      WA Gross WAC                        3.541%         4.668%         5.034%         5.341%         5.600%           4.572%
      Range of Gross WAC           2.375%-4.750%  3.250%-5.750%  3.000%-6.375%  4.310%-6.500%  4.625%-6.750%  2.375%-6.750%
      WA Net WAC (%)                      3.229%         4.384%         4.751%         5.056%         5.317%           4.279%
      ---------------------------- -------------- -------------- -------------- -------------- -------------- ----------------
      WAM (mos)                              357            358            358            358            358              358
      WA Age (mos)                             4              3              2              2              2                3
      WA Orig. Term (mos)                    361            361            361            361            360              361
      ---------------------------- -------------- -------------- -------------- -------------- -------------- ----------------
      Amortizing                             361            361            361            361            360              361
      Interest Only                       97.36%         93.14%         92.64%         88.40%         94.58%           94.18%
      ---------------------------- -------------- -------------- -------------- -------------- -------------- ----------------
      Current Balance
      $0- $99,999                  0.19%          0.78%          0.59%          0.42%          0.32%          0.45%
      $100,000 - $199,999          5.09%          9.36%          6.97%          7.61%          1.66%          6.22%
      $200,000 - $299,999          8.80%          10.91%         6.30%          9.53%          4.24%          8.03%
      $300,000 - $399,999          9.42%          10.05%         8.26%          10.20%         5.72%          8.83%
      $400,000 - $499,999          9.35%          9.64%          8.14%          10.15%         8.49%          9.04%
      $500,000 - $599,999          10.69%         10.10%         7.71%          10.10%         7.35%          9.30%
      $600,000 - $699,999          6.37%          6.78%          6.72%          9.33%          6.21%          6.76%
      $700,000 - $799,999          6.02%          3.60%          4.83%          7.28%          10.22%         5.83%
      $800,000 - $899,999          4.69%          3.30%          3.18%          2.78%          2.91%          3.63%
      $900,000 - $999,999          4.38%          3.79%          4.84%          2.08%          6.55%          4.48%
      $1,000,000 - $1,999,999      22.69%         16.95%         30.89%         22.50%         26.46%         24.22%
      $2,000,000 - $2,999,999      3.22%          6.14%          10.48%         8.02%          10.24%         7.03%
      $3,000,000 and greater       9.08%          8.61%          1.08%          0.00%          9.63%          6.17%
      ---------------------------- -------------- -------------- -------------- -------------- -------------- ----------------
      Interest Rate
      2.000% - 2.499%              0.24%          0.00%          0.00%          0.00%          0.00%          0.08%
      2.500% - 2.999%              17.93%         0.00%          0.00%          0.00%          0.00%          5.81%
      3.000% - 3.499%              21.74%         0.38%          0.51%          0.00%          0.00%          7.26%
      3.500% - 3.999%              37.32%         1.54%          0.00%          0.00%          0.00%          12.41%
      4.000% - 4.499%              20.83%         24.90%         5.42%          1.16%          0.00%          13.31%
      4.500% - 4.999%              1.93%          54.05%         39.96%         14.99%         2.41%          23.78%
      5.000% - 5.999%              0.00%          19.12%         53.08%         78.78%         83.23%         34.87%
      6.000% - 6.999%              0.00%          0.00%          1.03%          5.08%          14.36%         2.48%
      ---------------------------- -------------- -------------- -------------- -------------- -------------- ----------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of December 1, 2004

Exhibit II - Collateral Summary (cont'd)

  ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
  Loan Characteristic               Group I       Group II       Group III      Group IV        Group V         Total
  ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Age (Months)
      0 - 11                         92.98%         98.23%         99.51%         97.28%         99.39%         96.95%
      12 - 23                        3.89%          0.53%          0.20%          1.93%          0.53%          1.64%
      24 - 35                        2.52%          1.24%          0.29%          0.00%          0.08%          1.16%
      36 - 47                        0.61%          0.00%          0.00%          0.79%          0.00%          0.26%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Original Term
      16 - 40 Years                           100%           100%           100%           100%           100%           100%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Credit Score
      Weighted Average               738            740            745            743            743            741
      Up to 549                      1.61%          0.24%          0.00%          0.39%          0.00%          0.60%
      550 to 599                     0.00%          0.00%          1.40%          0.00%          0.00%          0.38%
      600 to 649                     1.27%          2.18%          1.27%          0.00%          1.53%          1.39%
      650 to 699                     16.50%         16.94%         13.99%         19.77%         22.38%         16.90%
      700 to 749                     38.82%         32.00%         30.46%         34.37%         27.26%         33.39%
      750 to 799                     38.54%         44.60%         46.91%         41.32%         43.84%         42.91%
      800 and above                  3.25%          4.04%          5.97%          4.15%          4.99%          4.44%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Original Effective LTV
      Weighted Average               68.84%         70.51%         68.02%         68.95%         61.57%         68.05%
      % > 80%                        1.62%          2.69%          0.95%          0.00%          0.32%          1.36%
      % > 80% with MI                100%           100%           100%           NA             100%           100%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Original Eff LTV
      Up to 10.00%                   0.00%          0.00%          0.03%          0.00%          0.00%          0.01%
      10.01% - 20.00%                0.22%          0.50%          0.32%          0.00%          0.90%          0.37%
      20.01% - 30.00%                2.04%          0.00%          2.11%          0.89%          4.33%          1.85%
      30.01% - 40.00%                5.34%          2.84%          3.25%          3.88%          3.64%          3.94%
      40.01% - 50.00%                3.84%          6.66%          5.86%          5.92%          17.91%         6.88%
      50.01% - 60.00%                12.33%         10.35%         9.42%          10.57%         17.64%         11.67%
      60.01% - 70.00%                17.10%         18.87%         30.18%         26.99%         23.36%         22.56%
      70.01% - 80.00%                57.51%         58.10%         47.88%         51.74%         31.90%         51.35%
      80.01% - 90.00%                1.38%          2.14%          0.65%          0.00%          0.32%          1.09%
      90.01% - 100.00%               0.24%          0.55%          0.31%          0.00%          0.00%          0.27%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of December 1, 2004

Exhibit II – Collateral Summary (cont'd)

   ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
   Loan Characteristic               Group I       Group II       Group III      Group IV        Group V         Total
   ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Occupancy Status
      Owner Occupied                 73.11%         68.49%         69.52%         66.43%         74.69%         70.88%
      Investor Property              7.48%          16.40%         12.94%         12.07%         8.95%          11.30%
      Second Home                    19.41%         15.11%         17.54%         21.49%         16.36%         17.82%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Loan Purpose
      Purchase Money                 61.04%         61.41%         68.42%         67.24%         51.98%         62.47%
      Cash-Out Refinance             24.91%         23.44%         20.95%         19.01%         32.20%         23.99%
      Construction Perm              1.81%          0.58%          0.49%          0.41%          0.29%          0.91%
      Rate/Term Refinance            12.23%         14.57%         10.14%         13.34%         15.53%         12.64%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Insurance
      Conventional w/ MI             98.38%         97.31%         99.05%         100%           99.68%         98.64%
      Conventional w/o MI            1.62%          2.69%          0.95%          0.00%          0.32%          1.36%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Geographic Concentration
            (greater than 5%)
      California                     15.12%         27.84%         38.15%         34.16%         42.89%         28.89%
      Florida                        9.10%          12.77%         7.24%          7.63%          4.53%          8.64%
      Colorado                       11.28%         7.63%          6.17%          7.49%          5.70%          8.16%
      New York                       4.36%          5.53%          11.89%         4.44%          11.87%         7.58%
      Georgia                        9.41%          4.26%          5.25%          3.99%          6.04%          6.40%
      New Jersey                     8.68%          4.23%          4.15%          4.15%          6.24%          5.90%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Property Type
      Single Family                  60.36%         53.05%         53.23%         55.98%         62.64%         56.90%
      Condominium                    10.38%         13.75%         17.74%         19.51%         14.76%         14.32%
      2-4 Family                     1.87%          4.41%          5.79%          3.63%          3.92%          3.84%
      PUD                            26.89%         26.51%         18.66%         18.87%         16.66%         22.67%
      Co-Op                          0.50%          2.27%          4.59%          2.00%          2.02%          2.27%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Loan Type
      1 Month LIBOR                  38.87%         0.00%          0.00%          0.00%          0.00%          12.60%
      6 Month LIBOR                  11.76%         0.00%          0.00%          0.00%          0.00%          3.81%
      1 Year CMT                     2.42%          0.00%          0.00%          0.00%          0.00%          0.78%
      1 Year LIBOR                   46.95%         0.00%          0.00%          0.00%          0.00%          15.22%
      3 Yr-Hybrid (CMT)              0.00%          7.40%          0.00%          0.00%          0.00%          1.48%
      3 Yr-Hybrid (LIBOR)            0.00%          92.60%         0.00%          0.00%          0.00%          18.57%
      5 Yr-Hybrid  (CMT)             0.00%          0.00%          37.27%         0.00%          0.00%          10.10%
      5 Yr-Hybrid  (LIBOR)           0.00%          0.00%          62.73%         0.00%          0.00%          17.00%
      7 Yr-Hybrid  (CMT)             0.00%          0.00%          0.00%          21.87%         0.00%          1.73%
      7 Yr-Hybrid (LIBOR)            0.00%          0.00%          0.00%          78.13%         0.00%          6.17%
      10 Yr-Hybrid  (CMT)            0.00%          0.00%          0.00%          0.00%          37.34%         4.68%
      10 Yr-Hybrid  (LIBOR)          0.00%          0.00%          0.00%          0.00%          62.66%         7.85%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of December 1, 2004

Exhibit II - Collateral Summary (cont'd)

  Loan Characteristic                 Group I    Group II        Group III      Group IV      Group V          Total
-------------------                 ---------  ------------- -------------- -------------- ------------        -----------
   Gross Margin
   Weighted Average                  2.121%         1.934%         2.121%         2.015%         2.110%         2.074%
   1.000% - 1.499%                   4.50%          0.00%          0.17%          0.00%          0.52%          1.57%
   1.500% - 1.999%                   18.11%         89.08%         59.25%         76.40%         60.39%         53.39%
   2.000% - 2.499%                   66.58%         3.09%          3.17%          1.61%          1.76%          23.41%
   2.500% - 2.999%                   10.81%         7.75%          37.36%         21.99%         37.34%         21.60%
   3.000% - 3.499%                   0.00%          0.09%          0.05%          0.00%          0.00%          0.03%
   --------------------------------- -------------- -------------- -------------- -------------- -------------- --------------
   Initial Rate Cap
   Weighted Average                  1.808%         4.101%         5.348%         5.194%         5.352%         4.246%
   0.000%                            38.87%         0.00%          0.00%          0.00%          0.00%          12.60%
   1.000%                            11.76%         0.00%          0.00%          0.00%          0.00%          3.81%
   2.000%                            49.37%         0.45%          0.00%          0.00%          0.00%          16.09%
   4.000%                            0.00%          94.06%         0.00%          0.00%          0.00%          18.87%
   5.000%                            0.00%          0.00%          65.20%         81.39%         64.79%         32.22%
   6.000%                            0.00%          5.48%          34.80%         18.19%         35.21%         16.41%
   --------------------------------- -------------- -------------- -------------- -------------- -------------- --------------
   Periodic Rate Cap
   Weighted Average                  1.808%         1.875%         1.916%         1.905%         1.968%         1.888%
   0.000%                            38.87%         0.00%          0.00%          0.00%          0.00%          0.00%
   1.000%                            11.76%         12.54%         8.42%          9.45%          3.19%          9.76%
   2.000%                            49.37%         87.46%         91.58%         90.55%         96.81%         77.64%
   --------------------------------- -------------- -------------- -------------- -------------- -------------- --------------
   Maximum Interest Rate
   Weighted Average                  11.146%        9.735%         10.395%        10.535%        10.957%        10.587%
   Up to 10.999%                     2.74%          99.72%         93.43%         84.91%         50.54%         59.24%
   11.000% - 11.999%                 93.02%         0.28%          6.57%          14.67%         49.46%         39.35%
   13.000% - 13.999%                 0.00%          0.00%          0.00%          0.42%          0.00%          0.03%
   14.000% and greater               4.24%          0.00%          0.00%          0.00%          0.00%          1.37%
   --------------------------------- -------------- -------------- -------------- -------------- -------------- --------------
   Months to Next Rate Adj
   Weighted Average                  8              34             58             82             118            52
   0 - 3                             46.12%         0.00%          0.00%          0.00%          0.00%          14.95%
   4 - 7                             5.11%          0.00%          0.00%          0.00%          0.00%          1.66%
   8 - 11                            46.24%         0.00%          0.00%          0.00%          0.00%          14.99%
   12 - 19                           2.52%          0.20%          0.00%          0.00%          0.00%          0.86%
   20 - 27                           0.00%          0.93%          0.00%          0.00%          0.00%          0.19%
   28 - 31                           0.00%          6.42%          0.00%          0.00%          0.00%          1.29%
   32 - 35                           0.00%          89.33%         0.00%          0.00%          0.00%          17.92%
   36 - 47                           0.00%          3.12%          0.13%          0.00%          0.00%          0.66%
   52 - 55                           0.00%          0.00%          6.18%          0.00%          0.00%          1.68%
   56 - 59                           0.00%          0.00%          86.76%         0.00%          0.00%          23.51%
   60 - 69                           0.00%          0.00%          6.93%          1.01%          0.00%          1.96%
   70 - 77                           0.00%          0.00%          0.00%          0.76%          0.00%          0.06%
   78 - 81                           0.00%          0.00%          0.00%          20.82%         0.00%          1.64%
   82 - 91                           0.00%          0.00%          0.00%          77.41%         0.00%          6.11%
   92 and greater                    0.00%          0.00%          0.00%          0.00%          100%           12.53%
   --------------------------------- -------------- -------------- -------------- -------------- -------------- --------------

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of December 1, 2004

Exhibit II - Collateral Summary (cont'd)

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      Index Concentration           Group I       Group II       Group III      Group IV        Group V         Total
      1 Month LIBOR                  38.87%         0.00%          0.00%          0.00%          0.00%          12.60%
      1 Year CMT                     2.42%          7.40%          37.27%         21.87%         37.34%         18.78%
      1 Year LIBOR                   46.95%         80.05%         53.79%         68.26%         59.47%         58.69%
      6 Month LIBOR                  11.76%         12.54%         8.94%          9.87%          3.19%          9.93%
      ------------------------------ -------------- -------------- -------------- -------------- -------------- --------------
      Zip Code Conc.
      (over 0.75%)
      81611 - CO, Aspen              2.54%          1.16%          0.17%          0.00%          0.38%          1.15%
      94123 - CA, San Francisco      0.00%          0.57%          1.55%          0.00%          4.32%          1.08%
      94025 - CA, Menlo Park         0.38%          0.48%          1.32%          0.00%          2.16%          0.85%
      94109 - CA, San Francisco      0.00%          0.55%          1.09%          0.77%          2.84%          0.82%
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Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-4
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

STATEMENT REGARDING ASSUMPTIONS

AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976            December 09, 2004
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.